UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-2

System1, Inc.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT (AMENDMENT NO. 1) – SUBJECT TO COMPLETION,
DATED MAY 20, 2024

4235 Redwood Avenue
Los Angeles, California 90066

LETTER TO STOCKHOLDERS

May        , 2024

Dear Stockholder:

We are writing to notify you of important information regarding the 2024 annual meeting of stockholders of System1, Inc. (the “Company”) to be held on Tuesday, June 11, 2024, at 11:00 a.m. Pacific Time.

We previously filed and made available to our stockholders our proxy statement and related proxy materials on April 29, 2024 (the “Proxy Statement”), which included three (3) proposals that the Company’s stockholders were being asked to vote on. The enclosed supplementary proxy materials (the “Supplement”) is being sent to you because we have decided to add a new Proposal 4 to the original Proxy Statement with respect to a proposed amendment to our Certificate of Incorporation, which would allow the Company to undertake a reorganization of the Company’s subsidiaries to facilitate a more efficient subsidiary ownership structure.

Accordingly, we are furnishing to you, together with this letter, an Amended Notice of Annual Meeting of Stockholders and the Supplement to the previously furnished Proxy Statement, which reflect the revised agenda for the annual meeting and describe the new proposal to be voted on at the annual meeting, as well as a new proxy card for purposes of casting your vote on all of the proposals to be voted on at the annual meeting. The annual meeting will continue to be held on Tuesday, June 11, 2024, at 11:00 a.m. Pacific Time. The annual meeting will be a completely “virtual” meeting. You will be able to attend the annual meeting, as well as vote and submit your questions during the live webcast of the meeting, by visiting www.virtualshareholdermeeting.com/SST2024 and entering the company number and control number included on your proxy card or in the instructions that accompany your proxy materials.

Please read the Proxy Statement and the Supplement in their entirety, as together they contain all of the information that is important to your decisions in voting on the matters subject to the vote of the Company’s stockholders at the annual meeting.

Details regarding admission to the annual meeting and the business to be conducted at the annual meeting are described in the accompanying Amended Notice of Annual Meeting of Stockholders, the Proxy Statement and this Supplement (collectively, with the enclosed proxy card, the “Proxy Materials”).

Whether or not you plan to attend the annual meeting, your vote is very important and we encourage you to vote promptly. You may vote by either marking, signing and returning the enclosed proxy card or using telephone or internet voting. For specific instructions on voting, please refer to the instructions on your enclosed proxy card. If you attend the annual meeting “virtually” in person, you will have the right to revoke any previously submitted proxy and vote your shares “virtually” in person at the meeting. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee in order to vote your shares.

If you have already submitted your proxy and do not submit a new proxy, your previously submitted proxy will be voted at the annual meeting with respect to the original three (3) proposals included in the Proxy

Statement; however, the Company strongly encourages you to submit a new proxy so that your vote will be considered on Proposal 4 included in the Supplement.

Sincerely yours,

MICHAEL BLEND
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

SYSTEM1, INC.

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 11, 2024

When	Tuesday, June 11, 2024 at 11:00 a.m. PT		How to Vote in Advance
Where	Virtually at www.virtualshareholdermeeting.com/SST2024	By Mail	Complete, sign, date and return your proxy card or voting instruction form in the envelope provided
Proposal 1	Election of three nominees named in the proxy statement to serve as Class II directors on the Board of Directors. The Board of Directors recommends a vote “FOR” each nominee.	By Internet	You can vote your shares online at www.proxyvote.com
Proposal 2
Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024. The Board of Directors recommends a vote “FOR”.
		By Phone	You can vote your shares by calling 1-800-690-6903
Proposal 3	Approval of the System1, Inc. 2024 Stock Appreciation Rights Plan. The Board of Directors recommends a vote “FOR”.
Proposal 4
Approval of an amendment (the “Amendment”) to our Certificate of Incorporation to make certain changes to allow the Company to undertake a reorganization of the Company’s subsidiaries to facilitate a more efficient subsidiary ownership structure. The Board of Directors recommends a vote “FOR”.

Any other business which may properly come before the annual meeting or any adjournment or postponement. In addition to the business to be transacted as described above, management will speak on our developments of the past year and respond to questions of general interest to stockholders.		Your vote is important. Please vote as soon as possible by one of the methods shown above. Be sure to have your proxy card, voting instruction form or Notice of Internet Availability in hand and follow the below instructions:
The preceding items of business were described in our original Proxy Statement dated April 29, 2024 (the “Proxy Statement”), with the exception of Proposal 4, which is described in the attached supplement (the “Supplement”) to the Proxy Statement.
Who Can Vote	Only owners of record of the Company’s issued and outstanding common stock as of the close of business on April 25, 2024. Each share of common stock is entitled to one vote.	IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2024
Date of Mailing	We previously mailed the proxy materials (the “Proxy Materials”) for the annual meeting of stockholders (the “Annual Meeting”) on or about May 1, 2024. The Supplement and this Amended Notice of Annual Meeting of Stockholders are being mailed on or about May ___, 2024.

We previously mailed the Proxy Materials, including the Proxy Statement and the proxy card, to our stockholders on or about May 1, 2024. This Supplement and this Amended Notice of Annual Meeting of Stockholders are being mailed on or about May ___, 2024. In accordance with Securities and Exchange Commission (“SEC”) rules, we are advising our stockholders of the Internet availability of our proxy materials related to our forthcoming Annual Meeting, including this Supplement. Because we have elected to utilize the “full set delivery” of materials option, we are delivering paper copies of this Supplement and this Amended Notice of Annual Meeting of Stockholders to all of our stockholders, as well as providing access to these materials on a publicly accessible website.

Our Proxy Statement, this Supplement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available to our stockholders at https://ir.system1.com/financials/sec-filings/default.aspx. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC, except for exhibits, will be furnished without charge to any of our stockholders upon written request to System1, Inc., 4235 Redwood Avenue, Los Angeles, California 90066, Attention: Corporate Secretary. Our Proxy Statement, the Supplement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are also available on the SEC’s website at www.sec.gov.

The enclosed Supplement describes new Proposal 4 and includes a revised proxy card which covers the original three (3) proposals included in the Proxy Statement and adds the new Proposal 4. If you wish to vote on this new Proposal 4, you must sign, date and return the enclosed proxy card (or follow the instructions to vote by using one of the methods described in the Proxy Materials). Signing and submitting this new proxy card will revoke any prior proxy in its entirety. Therefore, if you submit the new proxy card (or vote by using one of the methods described in the proxy materials), in addition to voting on Proposal 4, you must mark the new proxy card in the appropriate place (or follow the instructions to vote by using one of the methods described in the proxy materials) to indicate your vote on Proposals 1, 2 and 3.

SYSTEM1, INC.
BY ORDER OF THE BOARD OF DIRECTORS

MICHAEL BLEND
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Los Angeles, California
Dated: May , 2024

SYSTEM1, INC.

4235 Redwood Avenue
Los Angeles, California 90066

PROXY STATEMENT SUPPLEMENT SUMMARY

This Supplement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of System1, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders and describes new Proposal 4, which is added to the agenda for the Annual Meeting of Stockholders and therefore is not described in the original Proxy Statement. Information about Proposals 1, 2 and 3, each of which will also be presented to stockholders for a vote at the Annual Meeting, can be found in the Proxy Statement as originally filed with the SEC on April 29, 2024 and mailed to stockholders on or about May 1, 2024. To the extent the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information contained in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Supplement carefully in its entirety, together with the Proxy Statement. All capitalized terms used in this Supplement and not otherwise defined herein have the respective meanings given to them in the Proxy Statement. The Supplement is being made available to our stockholders on or about May , 2024.

References in this Supplement to the “Company,” “we,” “us,” “our,” and similar terms refer to System1, Inc. and its consolidated subsidiaries, and references to the “Annual Meeting” and “Annual Meeting of Stockholders” are to the 2024 annual meeting of the Company’s stockholders.

This summary highlights information contained elsewhere in this Supplement and in the Proxy Statement and does not contain all of the information that you should consider. You should read the entire Proxy Statement and this Supplement carefully before voting.

Our Annual Meeting

Date and Time	June 11, 2024 at 11:00 a.m. PT	Place	Virtually at www.virtualshareholdermeeting.com/SST2024
Record Date	April 25, 2024	Who Can Vote	Only owners of record of the Company’s issued and outstanding Class A Common Stock and Class C Common Stock as of the close of business on April 25, 2024. Each share of Class A Common Stock and Class C Common Stock is entitled to one vote.
Number of Shares Outstanding as of Record Date	68,777,281 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and 21,203,676 shares of the Company’s Class C common stock, par value $0.0001 per share (“Class C Common Stock” and, together with the Class A Common Stock, “Common Stock”)

At the Annual Meeting, the stockholders of the Company will be asked to vote on four (4) proposals. Your vote is very important. Accordingly, whether or not you plan to attend the Annual Meeting, you should vote by using one of the methods described in the Proxy Materials. You may vote your shares at the Annual Meeting by voting via the Internet or by telephone as described in the Proxy Materials or by having your shares represented at the Annual

Meeting by a valid proxy. If your shares are not registered directly in your name (e.g., you hold your shares in a stock brokerage account or through a bank or other holder of record), you may vote your shares by following the instructions detailed on the notice or voting instruction form you receive from your broker, bank or other nominee. Stockholders may submit questions by following the instructions available on the website for the Annual Meeting.

Revocation of Proxy

Any stockholder who executes and delivers a proxy has the right to revoke it at any time before it is exercised by delivering to the Secretary of the Company (i) an instrument revoking it or (ii) a duly executed proxy bearing a later date, or by attending the Annual Meeting “virtually” in person and voting. Subject to revocation, the proxy holders will vote all shares represented by a properly executed proxy received in time for the Annual Meeting in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted in accordance with the recommendation of the Board of Directors.

Because this Supplement describes a new proposal to be voted on at the Annual Meeting that was not reflected or described in the original Proxy Statement, proxies submitted before the date of the Supplement will not include votes on the new proposal. As a result, if you want to vote on the new proposal described in the Supplement, you must cast a new vote for the Annual Meeting by executing, dating and delivering the enclosed proxy card (or vote by using one of the methods described in the proxy materials), or by voting “virtually” in person at the Annual Meeting. Executing and delivering a new proxy card, or voting “virtually” in person at the Annual Meeting, will revoke any prior proxy in its entirety. Therefore, if you submit the new proxy card (or vote by using one of the methods described in the Proxy Materials), in addition to voting on Proposal 4, you must mark the new proxy card in the appropriate place (or follow the instructions to vote by using one of the methods described in the proxy materials) to indicate your vote on Proposals 1, 2 and 3.

The expenses of preparing, assembling, printing and mailing this Supplement and the materials used in the solicitation of proxies will be borne by the Company. Proxies will be solicited through the Internet and the mail, and may be solicited by our officers, directors and employees in person or by telephone or email. They will not receive additional compensation for this effort. We do not anticipate paying any compensation to any other party for the solicitation of proxies, but may reimburse brokerage firms, banks and others for their reasonable expenses in forwarding solicitation material to beneficial owners. The Company may retain the services of a proxy solicitation firm if, in the Board’s view, it is deemed necessary or advisable. Although the Company does not currently expect to retain such a firm, it estimates that the fees of such firm could be up to $20,000, plus out-of-pocket expenses, all of which would be paid by the Company.

Quorum Requirements

In order to constitute a quorum for the conduct of business at the Annual Meeting, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting must be present in person, by remote communication or represented by proxies. Under Delaware law, shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Required Vote

Each share of our Common Stock outstanding on the record date is entitled to one vote on Proposal 4. For Proposal 4, approval of the proposal requires the affirmative vote of the majority of the Company’s outstanding shares of Common Stock.

Generally, broker non-votes occur when shares held by a broker or bank in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker or nominee (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. For Proposal 4, abstentions from voting on Proposal 4 and broker non-votes will not be counted as votes cast, and accordingly will have the same effect as a negative vote on Proposal 4. If your shares are held in an account at a bank or brokerage firm, that bank or brokerage will not be permitted to vote your shares of Class A Common Stock with respect to Proposal 4, unless you provide instructions as to how your shares should be voted. Accordingly, we encourage you to vote promptly, even if you plan to attend the virtual Annual Meeting. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the “stockholder of record.” In that case, the Amended Notice of Annual Meeting of Stockholders and this Supplement have each been sent directly to you.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. In such case, either a notice similar to the Amended Notice of Annual Meeting of Stockholders and this Supplement should have been provided (or otherwise made available) to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting.

PROPOSAL NO. 4
APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION

Background

On May 20, 2024, our Board of Directors authorized and approved an Amendment to our Certificate of Incorporation (the “Certificate”), in order to allow the Company to undertake a reorganization of the Company’s subsidiaries to facilitate a more efficient subsidiary ownership structure (the “Amendment”). Under the Delaware General Corporation Law (the “DGCL”), we are required to obtain the affirmative vote of the holders of a majority of all of our outstanding shares of Common Stock in order to amend the Certificate in order to make the changes required to allow for a reorganization of the Company’s subsidiaries to facilitate a more efficient subsidiary ownership structure. Our Board of Directors determined that the Amendment is advisable and in the best interest of the Company and our stockholders, and recommends that our stockholders approve the Amendment. The form of the proposed Amendment which would be filed with the Secretary of State of the State of Delaware, is attached to this Supplement as Annex A.

Form of Amendment

The proposed Amendment would amend the definitions of “OpCo” and “OpCo Operating Agreement” contained in Section 17 of the Certificate to read as follows:

“(y) “OpCo” means S1 Holdco, LLC, a Delaware limited liability company (“Existing OpCo”), or any successor thereto (including, without limitation, any new holding entity which becomes the parent of Existing OpCo, and whose equity interests have substantially the same rights and are subject to substantially the same terms and conditions as the equity interests of Existing OpCo).

(z) “OpCo Operating Agreement” means the limited liability company operating agreement (or equivalent governing document) of OpCo, as the same may be amended, restated, supplemented and/or otherwise modified, from time to time.”

Purpose of the Amendment

Our Board of Directors believes that the Amendment is necessary in order to allow the Company to undertake a reorganization of our subsidiaries to facilitate a more efficient subsidiary ownership structure.

Effectiveness of the Amendment

If the Amendment is approved by the stockholders at the Annual Meeting, it will become effective upon the filing of the Amendment with the Secretary of State of the State of Delaware promptly after the adjournment of the Annual Meeting. In accordance with the DGCL, however, our Board of Directors may elect to abandon the Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the Amendment.

Vote Required for Approval

Approval of Proposal 4 requires the affirmative vote of the majority of our outstanding shares of Common Stock.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that the stockholders vote FOR the Amendment to our Certificate to allow the Company to undertake a reorganization of the Company’s subsidiaries to facilitate a more efficient subsidiary ownership structure.

Annex A
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
SYSTEM1, INC.

System1, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: That resolutions were duly adopted by the Board of Directors of the Corporation recommending and declaring advisable that the Certificate of Incorporation of the Corporation be amended and that such amendments be submitted to the stockholders of the Corporation for their consideration, as follows:

RESOLVED, that Section 17(y) of the Certificate of Incorporation of the Corporation, as amended and/or restated to date, be amended and restated in its entirety to read as follows:
“(y) “OpCo” means S1 Holdco, LLC, a Delaware limited liability company (“Existing OpCo”), or any successor thereto (including, without limitation, any new holding entity which becomes the parent of Existing OpCo, and whose equity interests have substantially the same rights and are subject to substantially the same terms and conditions as the equity interests of Existing OpCo).”
RESOLVED, that Section 17(z) of the Certificate of Incorporation of the Corporation, as amended and/or restated to date, be amended and restated in its entirety to read as follows:
“(z) “OpCo Operating Agreement” means the limited liability company operating agreement (or equivalent governing document) of OpCo, as the same may be amended, restated, supplemented and/or otherwise modified, from time to time.”
SECOND: That, at an annual meeting of stockholders of the Corporation, the aforesaid amendment was duly adopted by the stockholders of the Corporation.

THIRD: That, the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this _______ day of June, 2024.

SYSTEM1, INC., a Delaware corporation

By:
Name:    Michael Blend
Title:    Chairman and Chief Executive Officer

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V52239-P12909 For Withhold For Against Abstain!! !! !! ! !! SYSTEM1, INC. SYSTEM1, INC. 4235 REDWOOD AVENUE LOS ANGELES, CA 90066 Nominees: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1a. Moujan Kazerani 1b. Frank Martire Jr. 1c. Charles Ursini 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 3. Approval of System1, Inc. 2024 Stock Appreciation Rights Plan 4. Approval of an amendment to the System1, Inc. Certificate of Incorporation to allow the Company to undertake a reorganization of its subsidiaries NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1. Election of three (3) Class II Director nominees named in the proxy statement to serve on the Board of Directors The Board of Directors recommends you vote FOR the following proposals: ! !! ! !! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SST2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V52240-P12909 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement, Supplement to Proxy Statement and Form 10-K are available at www.proxyvote.com. Continued and to be signed on reverse side SYSTEM1, INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 11, 2024 11:00 AM PACIFIC TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Daniel Weinrot and Tridivesh Kidambi, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SYSTEM1, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM Pacific Time on June 11, 2024, virtually at www.virtualshareholdermeeting.com/SST2024, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.